SUMMARY PROSPECTUS August 31, 2017

AB Government Money Market Portfolio

Ticker: Class AB–MYMXX; Institutional Class–GMOXX

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s Prospectus and Statement of Additional Information, both dated August 31, 2017, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Portfolio’s Prospectus and other information about the Portfolio, go to www.abfunds.com/go/prospectus, email a request to prorequest@ABglobal.com, call (800) 227-4618, or ask any financial advisor, bank, or broker-dealer who offers shares of the Portfolio.

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INVESTMENT OBJECTIVE:

The Portfolio’s investment objective is maximum current income to the extent consistent with safety of principal and liquidity.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment) None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class AB	Institutional Class
Management Fees(a)	.20%	.20%
Other Expenses:
Transfer Agent	.00%	.00%
Other Expenses	.01%	.01%

Total Other Expenses	.01%	.01%

Total Annual Portfolio Operating Expenses	.21%	.21%

(a)	Management fees have been restated to reflect the current management fee, which became effective June 1, 2016.

Examples

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your Portfolio shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class AB	Institutional Class
After 1 Year	$22	$22
After 3 Years	$68	$68
After 5 Years	$118	$118
After 10 Years	$268	$268

PRINCIPAL STRATEGIES:

The Portfolio is a “money market fund” that seeks to maintain a stable net asset value, or NAV, of $1.00 per share although there is no guarantee that the Portfolio will maintain a NAV of $1.00 per share.

The Portfolio invests at least 99.5% of its total assets in cash, marketable obligations (which may bear adjustable rates of interest) issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government securities”) and repurchase agreements that are collateralized fully. Collateralized fully means collateralized by cash or government securities.

The Portfolio also invests at least 80%, and normally substantially all, of its net assets in U.S. Government securities and repurchase agreements that are collateralized by U.S. Government securities. This policy may not be changed without 60 days’ prior written notice to shareholders.

As a money market fund, the Portfolio must meet the requirements of Securities and Exchange Commission Rule 2a-7. The Rule imposes strict conditions on the investment quality, maturity, diversification, and liquidity of the Portfolio’s investments. Among other things, Rule 2a-7 requires that the Portfolio’s investments have (i) a remaining maturity of no more than 397 days unless otherwise permitted by Rule 2a-7, (ii) a dollar weighted average maturity of no more than 60 days, and (iii) a dollar weighted average life to maturity of no more than 120 days. Rule 2a-7 imposes liquidity standards that require the Portfolio to hold at least 10% and 30% of its total assets in daily liquid assets and weekly liquid assets, respectively, as defined in Rule 2a-7. Rule 2a-7 also limits the Portfolio’s investments in illiquid securities to 5% of its total assets.

The Portfolio may also invest in when-issued securities related to the types of securities in which it is permitted to invest and the securities of other money market funds to the extent permitted under the Investment Company Act of 1940, as amended.

PRINCIPAL RISKS:

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Money Market Fund Risk and Regulatory Developments: Money market funds are sometimes unable to maintain an NAV at $1.00 per share and, as it is generally referred to, “break the buck”. In that event, an investor in a money market fund would, upon redemption, receive less than $1.00 per share. The Portfolio’s shareholders should not rely on or expect an affiliate of the Portfolio to purchase distressed assets from the Portfolio, make capital infusions, enter into credit support agreements or take other actions to prevent the Portfolio from breaking the buck. In addition, you should be aware that significant redemptions by large investors in the Portfolio could have a material adverse effect on the Portfolio’s other shareholders. The Portfolio’s NAV could be affected by forced selling during periods of high redemption pressures and/or illiquid markets. Money market funds are also subject to regulatory risk.

Under Rule 2a-7, the Portfolio is permitted, but not required, at the discretion of the Portfolio’s Board of Directors, under certain circumstances of impaired liquidity of the Portfolio’s investments, to impose liquidity fees of up to 2% on, or suspend, redemptions for limited periods of time. The Portfolio’s Board of Directors has determined not to impose liquidity fees on, or suspend, redemptions.

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Interest Rate Risk: Changes in interest rates will affect the yield and value of the Portfolio’s investments in short-term securities. A decline in interest rates will affect the Portfolio’s yield as these securities mature or are sold and the Portfolio purchases new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The Portfolio may be subject to heightened interest rate risk due to rising rates as the current period of historically low rates may be ending. The change in value for shorter-term securities is usually smaller than for securities with longer maturities.

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Credit Risk: Credit risk is the possibility that a security’s credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest or principal payments). If a counterparty to a repurchase agreement defaults on its repurchase obligation, the Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the counterparty became bankrupt, the Portfolio might be delayed in selling the collateral. The Portfolio’s investments in U.S. Government securities or related repurchase agreements have minimal credit risk compared to other investments.

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Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, which may prevent the Portfolio from selling out of these securities at an advantageous time or price.

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Management Risk: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

You could lose money by investing in the Portfolio. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over ten years; and

•	the Portfolio’s average annual returns for one, five and ten years.

The Portfolio’s past performance, of course, does not necessarily indicate how it will perform in the future. The Portfolio adopted a multiple-class plan effective June 1, 2016. Upon the adoption of the multiple-class plan by the Portfolio, the original share class of the Portfolio (“original share class”) was renamed Class AB shares. Accordingly, the performance information presented below for the Class AB shares for periods prior to June 1, 2016 is the performance information of the original share class that existed prior to such date. The Portfolio’s current advisory fee was implemented effective June 1, 2016 and prior to that time the Portfolio did not pay an advisory fee. Accordingly, historical performance information for all periods prior to June 1, 2016 does not reflect the Portfolio’s payment of an advisory fee. If such fee had been in place, investment performance would have been lower than what is indicated below.

You may obtain updated performance information on the website at www.abfunds.com (click on “Investments—Mutual Funds”).

Bar Chart

The annual returns in the bar chart are for the Portfolio’s Class AB shares, or, for periods prior to June 1, 2016 as noted above, the original share class. Through June 30, 2017, the year-to-date unannualized return for the Portfolio’s Class AB shares was 0.26%.

During the period shown in the bar chart, the Portfolio’s:

Best Quarter was up 1.30%, 2nd quarter, 2007; and Worst Quarter was up 0.02%, 2nd quarter, 2015.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2016)

	1 Year	5 Years	10 Years
Class AB*	0.32%	0.15%	0.87%
Institutional Class**	0.32%	0.15%	0.87%

*	Performance information for periods prior to June 1, 2016 does not reflect the effect of the current management fee.

**	Inception date of Institutional Class shares: June 1, 2016. Performance information for periods prior to the inception of Institutional Class shares is the performance of Class AB shares and does not reflect the effect of the current management fee.

You may obtain the most current seven-day yield information of the Portfolio by calling 800-221-5672 or your financial intermediary.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Portfolio.

PURCHASE AND SALE OF PORTFOLIO SHARES

Purchase Minimums

	Initial	Subsequent
Class AB (only available to other registered investment companies or collective investment trusts advised by the Adviser and other affiliated accounts, and for the investment of cash collateral related to the AB Mutual Funds’ securities lending programs)	None	None
Automatic Investment Program	None	$50 If initial investment is less than $2,500, then $200 monthly until account balance reaches $2,500
Institutional Class (only available to institutional investors)	$5,000,000	None

You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone (800-221-5672 (or 877-241-7645 with respect to Institutional Class shares)).

TAX INFORMATION

The Portfolio may make income dividends or capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank or a group retirement plan), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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